                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 29, 2007 (August 23,
2007)

                            Anthracite Capital, Inc.
             (Exact name of registrant as specified in its charter)

           Maryland                      001-13937                     13-3978906
-------------------------------   ------------------------   ----------------------------
(State or other jurisdiction of   (Commission File Number)   (IRS Employer Identification
        incorporation)                                                   No.)

40 East 52nd Street, New York, New York                 10022
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(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code (212) 810-3333

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

11.75% Convertible Senior Notes due 2027

          On August 29, 2007, Anthracite Capital, Inc. (the "Company") issued
$60,000,000 aggregate principal amount of 11.75% Convertible Senior Notes due
2027 pursuant to a Purchase Agreement (the "Purchase Agreement"), dated August
23, 2007, among the Company, BlackRock Financial Management, Inc. (solely with respect to Section 1(b) therein), and Banc of America Securities LLC and
Deutsche Bank Securities Inc., as the initial purchasers (the "Initial
Purchasers"). Under the Purchase Agreement, the Company also granted the Initial
Purchasers a 13-day option to purchase up to an additional $20,000,000 aggregate principal amount of Notes. The aggregate discount to the Initial Purchasers was
$1,800,000. BlackRock Financial Management, Inc. is the manager of the Company.

          The Initial Purchasers and/or their affiliates have engaged in transactions with and performed various investment and commercial banking and other services for the Company and its subsidiaries in the past, for which they have received compensation, are currently doing so and may do so from time to time in the future. Affiliates of Banc of America Securities LLC and Deutsche
Bank Securities Inc. are parties to loan agreements with the Company and its subsidiaries.

          The Notes and the shares of the Company's common stock, par value
$0.001 per share, issuable in certain circumstances upon conversion of the Notes have not been registered under the Securities Act of 1933, as amended (the
"Securities Act"). The Company offered and sold the Notes to the Initial
Purchasers in reliance on the exemption from registration provided by Section
4(2) of the Securities Act. The Initial Purchasers sold the Notes to qualified institutional buyers pursuant to the exemption from registration provided by
Rule 144A under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the Initial Purchasers in the Purchase Agreement.

          The terms of the Notes are governed by an indenture, dated as of
August 29, 2007 (the "Indenture"), between the Company and Wells Fargo Bank,
N.A., as trustee. The Notes will bear interest at the rate of 11.75% per year.
The Company will pay interest on the Notes on September 1 and March 1 of each year, beginning on March 1, 2008. The Notes will mature on September 1, 2027, unless earlier converted, redeemed or repurchased by the Company.

          Holders may require the Company to repurchase some or all of such
Holders' Notes on September 1, 2012, September 1, 2017 and September 1, 2022,
and at any time following certain fundamental change transactions described in the Indenture. The Company may redeem the Notes for cash in whole or in part at any time on or after September 1, 2012, or earlier if necessary to preserve its status as a REIT, at 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest (including additional amounts, if any).

          Holders may convert their Notes into cash and shares of the Company's common stock, if any, at an initial conversion rate of 92.7085 shares per $1,000 principal amount of Notes (equal to an initial conversion price of approximately
$10.79 per share), subject to adjustment upon certain events, under the following circumstances: (1) during specified periods, if the price of the
Company's common stock reaches specified thresholds described in the Indenture;
(2) if the trading price of the Notes is below a specified threshold; (3) at any time on or after April 1, 2027; (4) upon the occurrence of certain corporate transactions described in the Indenture; or

(5) in the case of Notes called for redemption, at any time prior to the close of business on the business day prior to the redemption date.

          Upon conversion, the Company will deliver cash equal to the lesser of the aggregate principal amount of Notes to be converted and its total conversion obligation and shares of its common stock in respect of the remainder, if any, of its conversion obligation (unless the Company has elected to deliver only shares of its common stock). If certain fundamental change transactions occur prior to September 1, 2012, the Company will increase the conversion rate for any Notes converted in connection with those fundamental changes by a number of additional shares of common stock specified in the Indenture.

          On August 29, 2007, in connection with the sale of the Notes, the
Company entered into a registration rights agreement with the Initial Purchasers
(the "Registration Rights Agreement"). Pursuant to the Registration Rights
Agreement, the Company agreed that it will use its commercially reasonable efforts to:

o    file a shelf registration statement covering resales of the Notes and the
     Company's common stock issuable upon the conversion of the Notes pursuant to Rule 415 under the Securities Act within 120 days, and cause such registration statement to become effective under the Securities Act no later than 210 days after the original date of issuance of the Notes and to deliver registered shares of the Company's common stock upon conversion of the Notes, and

o    subject to the Company's right to suspend the effectiveness of the shelf registration statement or the use of the prospectus that is part of the shelf registration statement during specified periods under certain circumstances, keep the shelf registration statement effective until the earliest of certain dates specified in the Registration Rights Agreement.

          The Registration Rights Agreement also contains registration default provisions.

          The above summaries are not complete and are qualified in their entirety by reference to the complete text of the Purchase Agreement, the
Indenture and Registration Rights Agreement, copies of which are attached to this Current Report on Form 8-K as Exhibit 1.1, Exhibit 4.1 and Exhibit 10.1,
respectively, and incorporated herein by reference.

Promissory Note

          On August 27, 2007, the Company borrowed $50,000,000 from KeyBank
National Association ("Lender") pursuant to a Promissory Note and an Ownership
Interests Pledge and Security Agreement, each by the Company in favor of Lender.

          The loan accrues interest that is payable monthly in arrears at the rate of 1-month LIBOR + 1.5 percent. The loan matures on November 27, 2007, unless the Company elects to extend the term until February 27, 2008. An extension fee of 50 basis points is due at the time that the extension is exercised. The loan is secured by a pledge of all of the Company's ownership interests in shares of class C common stock of BlackRock Diamond Property Fund,
Inc.

          The above summary is not complete and is qualified in its entirety by reference to the complete text of the Promissory Note and the Ownership
Interests Pledge and Security Agreement, copies of which are attached to this
Current Report on Form 8-K as Exhibit 10.2 and Exhibit 10.3, respectively, and incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
          OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

          The information required by Item 2.03 contained in Item 1.01 is incorporated by reference into this Item 2.03.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

          The information required by Item 3.02 contained in Item 1.01 is incorporated by reference into this Item 3.02.

ITEM 8.01 OTHER EVENTS.

          On August 23, 2007, the Company repurchased 1,307,189 shares of its common stock on the open market at $9.18 per share, the closing sales price of the Company's common stock on the New York Stock Exchange on August 23, 2007.
The repurchase is expected to settle on or around August 29, 2007.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          (d) Exhibits.

1.1    Purchase Agreement, dated August 23, 2007, among Anthracite Capital,
       Inc., BlackRock Financial Management, Inc. (solely with respect to
       Section 1(b) therein), and Banc of America Securities LLC and Deutsche
       Bank Securities Inc., as the initial purchasers

4.1    Indenture, dated as of August 29, 2007, between Anthracite Capital, Inc.
       and Wells Fargo Bank, N.A., as trustee (including form of 11.75%
       Convertible Senior Notes due 2027)

10.1   Registration Rights Agreement, dated August 29, 2007, between the Company and Banc of America Securities LLC and Deutsche Bank Securities Inc., as
       the initial purchasers

10.2   Promissory Note of Anthracite Capital, Inc., as borrower, dated August
       27, 2007

10.3   Ownership Interests Pledge and Security Agreement, dated August 27, 2007, between Anthracite Capital, Inc., as pledgor, and KeyBank National
       Association, as lender

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ANTHRACITE CAPITAL, INC.

                                    By: /s/ James J. Lillis
                                        ----------------------------------------
                                    Name: James J. Lillis
                                    Title: Chief Financial Officer and Treasurer

                                    Dated: August 29, 2007